UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Raptor Pharmaceutical Corp.’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 7, 2011.  The total number of shares voted in person or by proxy was 17,769,593 out of 32,415,318 (54.82%) shares issued and outstanding on the record date of February 22, 2011.  The following items were submitted for stockholder vote at the Annual Meeting:

Proposal 1

The following directors were nominated to our board of directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified:

Name of nominee	Number of shares voted FOR	Number of shares WITHHELD
Christopher M. Starr, Ph.D.	16,528,841	15,020
Raymond W. Anderson	16,524,330	19,531
Erich Sager	15,645,322	898,539
Richard L. Franklin, M.D., Ph.D.	14,859,350	1,684,511
Llew Keltner, M.D., Ph.D.	15,640,461	903,400

Proposal 2

A proposal to ratify the appointment by the audit committee of our board of directors of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending August 31, 2011.

Number of shares voted FOR: 17,733,141
Number of shares voted AGAINST: 22,000
Number of shares ABSTAINING*: 14,452
Broker non-votes:* None

Proposal 3

A proposal to approve the Plan Amendments to the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan.

Number of shares voted FOR: 10,185,187
Number of shares voted AGAINST: 5,944,172
Number of shares ABSTAINING*: 414,502
Broker non-votes:* 1,225,732

* An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the shares voted. Shares voting “abstain” had no effect on the election of directors. For the proposal to ratify the independent registered public accounting firm (Proposal 2) and the proposal to approve the Plan Amendments to the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (Proposal 3), abstentions were treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker “non-votes” were treated as shares present for quorum purposes but are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or proposals requiring approval of a majority of the shares voted and, therefore, do not have the effect of votes in opposition in such tabulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.

Date: April 7, 2011	By: /s/ Kim R. Tsuchimoto Name: Kim R. Tsuchimoto Title: Chief Financial Officer, Treasurer and Secretary